SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                  JUNE 16, 1999

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                Commission                IRS Employer
jurisdiction                  File Number               Identification
of incorporation                                        Number

Delaware                        1-3492                  No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On June 16, 1999 registrant issued a press release entitled Consortium Led by Halliburton's Brown & Root Services is Preferred Bidder for Australia's Alice Springs-to-Darwin Railway Project pertaining, among other things, to an announcement that registrant's Brown & Root Services business unit has been selected as the sole preferred bidder to negotiate a US $782.4 million contract to design, build, finance and operate a railway linking Alice Springs in central Australia to the northern port city of Darwin.

Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated June 16, 1999.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HALLIBURTON COMPANY




Date:    June 29, 1999              By:  /s/ Guy T. Marcus
                                       -------------------------------------
                                             Guy T. Marcus
                                             Vice President - Investor Relations






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                                  EXHIBIT INDEX



Exhibit                                                       Sequentially
Number                     Description                        Numbered Page

20                         Press Release of                   5 of 6
                           June 16, 1999
                           Incorporated by Reference







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